Fourth Quarter 2022 Investor Supplement - Recast

December 31, 2022

Horace Mann

The Company adopted the Financial Accounting Standards Board's Accounting Standard Update 2018-12 Financial Services - Insurance: Targeted Improvements to the Accounting for Long-Duration Contracts, as clarified and amended by (i) ASU 2019-09 Financial Services – Insurance: Effective Date, and (ii) ASU 2020-11 Financial Services – Insurance: Effective Date and Early Application (collectively, LDTI) as of January 1, 2023. The amended guidance is applied as of the beginning of the earliest period presented in the Company's quarterly and annual financial statements, which results in a January 1, 2021 Transition Date. The impacts to the 2021 and 2022 data in the Fourth Quarter 2022 Investor Supplement are being reflected at this time voluntarily and for comparative purposes only. Changes from the adoption of LDTI have been reflected in this updated Fourth Quarter 2022 Investor Supplement and such changes are highlighted in yellow herein. Throughout this presentation, amounts presented may not foot due to rounding.

Table of Contents

Page
Consolidated Financial Highlights	3
Selected Financial Data - Five Year History	4
Consolidated Statements of Operations	5
Consolidated Balance Sheets	6
Capital Metrics	7
Property & Casualty Segment
Statements of Operations	8
Auto / Property and Other Products	9
Life & Retirement Segment
Statements of Operations	10
Life Insurance / Retirement Products	11
Account Value Rollforward	12
Supplemental & Group Benefits
Statements of Operations	13
Worksite Direct / Employer-Sponsored Products	14
Corporate & Other Segment
Statements of Operations	15
Investment Earnings Before Taxes Consolidated	16
Composition of Invested Assets Consolidated	17
Appendix: Reconciliations of GAAP Measures to Non-GAAP Measures	18
Reconciliation of Net Income (Loss) to Core Earnings (Loss) and Adjusted Core Earnings	19
Reconciliation of Life & Retirement Net Income to Core Earnings and Adjusted Core Earnings Reconciliation of Supplemental & Group Benefits Net Income to Core Earnings and Adjusted Core Earnings	20
Reconciliation of Return on Equity	21
Reconciliation of Book Value per Common Share to Adjusted Book Value per Common Share and Tangible Book Value per Common Share Reconciliation of Debt to Total Capitalization Ratio to Debt to Total Capitalization Ratio, Excluding Net Unrealized Gains (Losses) on Fixed Maturity Securities and Net Reserve Remeasurements Attributable to Discount Rates	22
Reconciliation of Investment Yield, Excluding Limited Partnership Interests	23
Operating Ratios - Property & Casualty	24
Ratings and Contact Information	26
Note: The information contained in this document includes measures which are based on methodologies other than accounting principles generally accepted in the United States of America (non-GAAP) and are marked with an asterisk (*) within this document. Reconciliations of non-GAAP measures to the closest GAAP measures are contained in the supplemental numerical pages of HMEC's quarterly earnings releases (and related SEC filings), and additional descriptions of non-GAAP measures are contained in the Glossary of Selected Terms included as an exhibit to HMEC's SEC filings.

Horace Mann Educators Corporation I Fourth-Quarter 2022 Investor Supplement - Recast

Consolidated Financial Highlights

($ in millions, except per share data)	Three Months Ended					Year Ended
	Dec. 31,	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	2022	2021
Net premiums and contract charges earned	$259.1	$257.4	$255.4	$255.8	$210.6	$1,027.7	$888.8
Net investment income	100.2	97.6	105.2	97.9	114.1	400.9	422.5
Net investment losses	(12.7)	(12.8)	(15.5)	(15.5)	(0.4)	(56.5)	(11.0)
Other income	(0.2)	0.4	0.8	8.5	6.9	9.5	29.0
Total revenues	$346.4	$342.6	$345.9	$346.7	$331.2	$1,381.6	$1,329.3
Net income (loss)	$(16.7)	$20.4	$(4.2)	$20.3	$46.9	$19.8	$170.4
Core earnings (loss)*	(2.9)	30.5	8.0	32.5	47.2	68.1	179.0
Adjusted core earnings (loss)*	0.5	33.8	11.3	35.8	49.8	81.4	189.3
At Period End
Total assets	$13,310.5	$13,166.6	$13,665.0	$14,408.0	$14,465.4	$13,310.5	$14,465.4
Total policy liabilities	7,668.8	7,649.6	7,783.8	7,956.7	7,733.1	7,668.8	7,733.1
Debt	498.0	497.9	497.8	502.7	502.6	498.0	502.6
Shareholders' equity	1,098.3	1,092.3	1,197.2	1,351.5	1,499.0	1,098.3	1,499.0
Per Share and Shares Data (in millions)(1)
Net income (loss) per share (basic)	$(0.40)	$0.49	$(0.10)	$0.48	$1.12	$0.48	$4.06
Net income (loss) per share (diluted)	(0.40)	0.49	(0.10)	0.48	1.11	0.47	4.04
Core earnings (loss) per share (diluted)*	(0.06)	0.73	0.19	0.77	1.12	1.62	4.24
Adjusted core earnings per share (diluted)*	0.02	0.82	0.26	0.85	1.18	1.94	4.48
Weighted average shares (basic)	41.4	41.4	41.8	41.9	42.0	41.6	42.0
Dilutive effect of share equivalents	0.2	0.2	—	0.2	0.2	0.2	0.2
Weighted average shares (diluted)	41.6	41.6	41.8	42.1	42.2	41.8	42.2
Book value per share	$26.85	$26.71	$29.06	$32.66	$36.21	$26.85	$36.21
Per share impact of net unrealized investment gains (losses) on fixed maturity securities*	(10.99)	(12.14)	(6.84)	0.31	8.39	(10.99)	8.39
Per share impact of net reserve remeasurements attributable to discount rates*	1.44	1.80	(0.90)	(4.96)	(9.35)	1.44	(9.35)
Adjusted book value per share*	$36.40	$37.05	$36.80	$37.31	$37.17	$36.40	$37.17
Tangible book value per share*	$30.58	$30.99	$30.69	$31.12	$32.62	$30.58	$32.62
Dividends paid per share	$0.32	$0.32	$0.32	$0.32	$0.31	$1.28	$1.24
Financial Ratios
Net Income ROE - LTM(2)	1.6%	6.3%	5.9%	9.8%	11.6%	1.6%	11.6%
Net Income ROE - Annualized	(6.1)%	7.1%	(1.3)%	5.7%	12.6%	1.5%	11.9%
Core ROE - LTM*	4.5%	7.8%	7.4%	10.3%	11.9%	4.5%	11.9%
Core ROE - Annualized*	(0.8)%	8.0%	2.1%	8.4%	12.4%	4.5%	12.1%
Adjusted Core ROE - LTM*	5.4%	8.6%	8.2%	11.0%	12.6%	5.4%	12.6%
Adjusted Core ROE - Annualized*	0.1%	8.9%	3.0%	9.3%	13.1%	5.4%	12.8%
Debt to total capitalization excluding net unrealized investment gains (losses) on fixed maturity securities and net reserve remeasurements attributable to discount rates*	25.1%	24.7%	24.7%	24.6%	24.6%	25.1%	24.6%
Investment yield, excluding limited partnership interests, pretax - annualized*	4.01%	4.26%	4.28%	4.29%	4.32%	4.25%	4.27%
(1) Calculated using basic shares when in a net loss or core loss position.
(2) LTM = Last twelve months.

Horace Mann Educators Corporation I Fourth-Quarter 2022 Investor Supplement - Recast	Page 3

Selected Financial Data - Five Year History

($ in millions, except per share data)	Year Ended December 31,
	2022(1)	2021	2020	2019(1)	2018
Consolidated Statement of Operations Data
Net premiums and contract charges earned	$1,027.7	$888.8	$930.7	$898.0	$817.3
Net investment income	400.9	422.5	357.6	365.1	376.5
Net income (loss)	19.8	170.4	133.3	184.4	18.3
Net income ROE - Annualized	1.5%	11.9%	7.9%	12.9%	1.3%
At Period End
Total assets	$13,310.5	$14,465.4	$13,471.8	$12,478.7	$11,031.9
Total policy liabilities	7,668.8	7,733.1	7,148.6	6,956.5	6,384.1
Debt	498.0	502.6	437.3	433.0	297.7
Shareholders' equity	1,098.3	1,499.0	1,790.1	1,567.3	1,290.6
Per Share and Shares Data (in millions)
Net income (loss) per share (basic)	$0.48	$4.06	$3.18	$4.42	$0.44
Net income (loss) per share (diluted)	0.47	4.04	3.17	4.40	0.44
Weighted average shares (basic)	41.6	42.0	41.9	41.7	41.6
Weighted average shares (diluted)	41.8	42.2	42.0	41.9	41.9
Book value per share	$26.85	$36.21	$43.22	$38.01	$31.50
Adjusted book value per share*	36.40	37.17	34.38	32.42	29.13
Tangible book value per share*	30.58	32.62	29.52	26.90	27.91
Dividends paid per share	$1.28	$1.24	$1.20	$1.15	$1.14
Segment Information
Net premiums written and contract deposits*
Property & Casualty	$617.5	$607.8	$635.5	$683.1	$681.5
Life & Retirement	544.8	563.0	536.3	529.6	550.4
Supplemental & Group Benefits	274.7	128.0	133.2	68.7	3.1
Total	$1,437.0	$1,298.8	$1,305.0	$1,281.4	$1,235.0
Net income (loss)
Property & Casualty	$(44.4)	$57.0	$76.5	$54.3	$(14.3)
Life & Retirement	63.8	89.1	30.7	12.6	60.4
Supplemental & Group Benefits	65.9	52.9	42.9	18.2	0.1
Corporate & Other	(65.5)	(28.6)	(16.8)	99.3	(27.9)
Total	$19.8	$170.4	$133.3	$184.4	$18.3
(1) The acquisition of NTA Life Enterprises, LLC closed on July 1, 2019. The acquisition of Madison National Life Insurance Company, Inc. closed on January 1, 2022. Both entities are reported in the Supplemental & Group Benefits segment.

Horace Mann Educators Corporation I Fourth-Quarter 2022 Investor Supplement - Recast	Page 4

Consolidated Statements of Operations

($ in millions)	Three Months Ended					Year Ended
	Dec. 31,	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	2022	2021
Revenues
Net premiums and contract charges earned	$259.1	$257.4	$255.4	$255.8	$210.6	$1,027.7	$888.8
Net investment income	100.2	97.6	105.2	97.9	114.1	400.9	422.5
Net investment losses	(12.7)	(12.8)	(15.5)	(15.5)	(0.4)	(56.5)	(11.0)
Other income	(0.2)	0.4	0.8	8.5	6.9	9.5	29.0
Total revenues	346.4	342.6	345.9	346.7	331.2	1,381.6	1,329.3
Benefits, losses and expenses
Benefits, claims and settlement expenses	201.2	167.2	203.4	175.2	165.9	747.0	590.7
Interest credited	47.5	44.8	41.4	39.7	9.6	173.4	160.0
Operating expenses	86.1	75.5	77.2	76.7	68.6	315.5	251.0
DAC amortization expense	22.6	22.2	21.4	22.0	22.6	88.2	90.6
Intangible asset amortization expense	4.2	4.2	4.2	4.2	3.2	16.8	13.0
Interest expense	5.9	5.3	4.3	3.9	3.5	19.4	13.9
Other expense - goodwill and intangible asset impairments	4.8	—	—	—	—	4.8	—
Total benefits, losses and expenses	372.3	319.2	351.9	321.7	273.4	1,365.1	1,119.2
Income (loss) before income taxes	(25.9)	23.4	(6.0)	25.0	57.8	16.5	210.1
Income tax expense (benefit)	(9.2)	3.0	(1.8)	4.7	10.9	(3.3)	39.7
Net income (loss)	$(16.7)	$20.4	$(4.2)	$20.3	$46.9	$19.8	$170.4

Other Statistics
Effective tax rate on net investment income	20.7%	20.6%	20.6%	20.5%	20.6%	20.6%	20.5%
Net investment income, after tax	$79.5	$77.5	$83.5	$77.8	$90.6	$318.3	$335.7
Credit loss and intent-to-sell impairments(1)	(0.3)	(6.7)	(1.9)	(1.8)	(0.6)	(10.7)	(10.4)
Catastrophe losses, net of reinsurance, pretax	12.4	14.6	45.7	7.3	11.1	80.0	78.2
Catastrophe losses, net of reinsurance, after tax	9.8	11.5	36.2	5.7	8.8	63.2	61.8
(1) Included in pretax net investment losses.

Horace Mann Educators Corporation I Fourth-Quarter 2022 Investor Supplement - Recast	Page 5

Consolidated Balance Sheets

($ in millions, except per share data)	Dec. 31,	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2022	2022	2022	2022	2021	2021
Assets
Investments
Fixed maturity securities, available for sale, at fair value	$5,185.0	$5,272.1	$5,688.0	$5,987.4	$6,239.3	$6,512.0
Equity securities, at fair value	99.6	113.8	117.3	126.8	147.2	152.3
Limited partnership interests	983.7	997.5	828.4	801.9	712.8	615.4
Short-term and other investments	319.3	254.6	302.7	337.0	350.2	251.6
Total investments	6,587.6	6,638.0	6,936.4	7,253.1	7,449.5	7,531.3
Cash	42.8	36.2	50.1	49.1	133.7	40.2
Deferred policy acquisition costs	330.6	328.8	326.5	323.8	324.4	323.4
Reinsurance balances receivable	506.2	497.5	497.6	510.9	153.2	137.4
Deposit asset on reinsurance	2,516.6	2,525.6	2,507.1	2,491.8	2,481.5	2,477.9
Intangible assets	185.2	192.2	196.4	200.6	145.4	148.7
Goodwill	54.3	56.3	56.3	56.3	43.5	43.5
Other assets	294.9	292.4	283.4	300.5	293.2	318.8
Separate Account variable annuity assets	2,792.3	2,599.6	2,811.2	3,221.9	3,441.0	3,326.8
Total assets	$13,310.5	$13,166.6	$13,665.0	$14,408.0	$14,465.4	$14,348.0
Liabilities and Shareholders' Equity
Policy liabilities
Investment contract and future policy benefit reserves	$6,820.5	$6,902.6	$7,042.0	$7,237.8	$7,051.5	$7,052.5
Unpaid claims and claim expenses	582.2	479.1	488.1	473.8	425.9	440.1
Unearned premiums	266.1	267.9	253.7	245.1	255.7	261.8
Total policy liabilities	7,668.8	7,649.6	7,783.8	7,956.7	7,733.1	7,754.4
Other policyholder funds	953.6	1,000.3	1,027.3	1,009.8	945.9	994.3
Other liabilities	299.5	326.9	347.7	365.4	343.8	402.4
Short-term debt	249.0	249.0	249.0	249.0	249.0	135.0
Long-term debt	249.0	248.9	248.8	253.7	253.6	253.6
Separate Account variable annuity liabilities	2,792.3	2,599.6	2,811.2	3,221.9	3,441.0	3,326.8
Total liabilities	12,212.2	12,074.3	12,467.8	13,056.5	12,966.4	12,866.5
Common stock, $0.001 par value	0.1	0.1	0.1	0.1	0.1	0.1
Additional paid-in capital	502.6	500.4	498.1	496.6	495.3	492.9
Retained earnings	1,512.4	1,542.4	1,535.3	1,553.0	1,547.0	1,513.2
Accumulated other comprehensive income, net of taxes:
Net unrealized investment gains (losses) on fixed maturity securities	(449.6)	(496.8)	(281.8)	13.0	347.1	366.4
Net reserve remeasurements attributable to discount rates	59.0	73.8	(36.9)	(205.4)	(386.9)	(390.1)
Net funded status of benefit plans	(8.8)	(10.2)	(10.2)	(10.2)	(10.2)	(11.2)
Treasury stock, at cost	(517.4)	(517.4)	(507.4)	(495.6)	(493.4)	(489.8)
Total shareholders' equity	1,098.3	1,092.3	1,197.2	1,351.5	1,499.0	1,481.5
Total liabilities and shareholders' equity	$13,310.5	$13,166.6	$13,665.0	$14,408.0	$14,465.4	$14,348.0

Horace Mann Educators Corporation I Fourth-Quarter 2022 Investor Supplement - Recast	Page 6

Capital Metrics

($ in millions, except per share data)	Three Months Ended					Year Ended
	Dec. 31,	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	2022	2021
Debt and Total Capitalization
Short-term debt due under revolving credit facility(1)	$249.0	$249.0	$249.0	$249.0	$249.0	$249.0	$249.0
Senior Debt:
4.50% Senior notes due December 1, 2025	249.0	248.9	248.8	248.7	248.6	249.0	248.6
FHLB Borrowing	—	—	—	5.0	5.0	—	5.0
Total debt	498.0	497.9	497.8	502.7	502.6	498.0	502.6
Shareholders' equity	1,098.3	1,092.3	1,197.2	1,351.5	1,499.0	1,098.3	1,499.0
Total capitalization	$1,596.3	$1,590.2	$1,695.0	$1,854.2	$2,001.6	$1,596.3	$2,001.6
Debt to shareholders' equity	45.3%	45.6%	41.6%	37.2%	33.5%	45.3%	33.5%
Debt to total capitalization	31.2%	31.3%	29.4%	27.1%	25.1%	31.2%	25.1%
Debt to total capitalization excluding net unrealized investment gains (losses) on fixed maturity securities and net reserve remeasurements attributable to discount rates*	25.1%	24.7%	24.7%	24.6%	24.6%	25.1%	24.6%

Capital Returned to Shareholders
Number of shares of common stock repurchased (thousands)	—	295.4	315.7	59.7	96.1	670.8	140.8
Common stock repurchased(2)	$—	$10.0	$11.8	$2.2	$3.6	$24.0	$5.3
Cash dividends paid	13.1	13.1	13.2	13.2	12.8	52.6	51.4
Total capital returned to shareholders	$13.1	$23.1	$25.0	$15.4	$16.4	$76.6	$56.7
(1) Amount available for borrowing is $76.0 million; At LIBOR +115 bps; Expires on July 12, 2026.
(2) As of December 31, 2022, the Company's 2022 program had a remaining authorization of $41.3 million..

Horace Mann Educators Corporation I Fourth-Quarter 2022 Investor Supplement - Recast	Page 7

Property & Casualty Segment I Statements of Operations

($ in millions)	Three Months Ended					Year Ended
	Dec. 31,	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	2022	2021
Underwriting Results
Net premiums written*	$153.5	$166.4	$158.0	$139.6	$146.6	$617.5	$607.8
Net premiums earned	155.7	152.4	149.9	150.2	153.3	608.2	617.4
Losses and loss adjustment expenses
Current accident year before catastrophe losses	127.1	105.7	98.5	101.0	98.6	432.3	376.9
Current accident year catastrophe losses	12.4	14.6	45.7	7.3	11.1	80.0	78.2
Prior years' reserve development(1)	14.0	2.0	6.0	—	—	22.0	(7.2)
Total losses and loss adjustment expenses	153.5	122.3	150.2	108.3	109.7	534.3	447.9
Operating expenses, including DAC amortization expense	45.8	41.6	40.1	39.4	43.3	166.9	164.8
Underwriting gain (loss)	(43.6)	(11.5)	(40.4)	2.5	0.3	(93.0)	4.7
Net investment income	8.5	8.0	7.7	7.2	17.3	31.4	61.1
Other income	0.7	0.7	1.2	0.8	0.5	3.4	4.5
Interest expense	—	—	—	—	—	—	0.1
Income (loss) before income taxes	(34.4)	(2.8)	(31.5)	10.5	18.1	(58.2)	70.2
Income tax expense (benefit)	(9.4)	(0.3)	(6.1)	2.0	3.6	(13.8)	13.2
Net income (loss)(2)	$(25.0)	$(2.5)	$(25.4)	$8.5	$14.5	$(44.4)	$57.0
Core earnings (loss)*	$(25.0)	$(2.5)	$(25.4)	$8.5	$14.5	$(44.4)	$57.0
Underwriting Ratios (%)
Losses and loss adjustment expenses
Current accident year before catastrophe losses and prior years' reserve development	81.6	69.3	65.7	67.3	64.4	71.3	61.0
Current accident year catastrophe losses	8.0	9.6	30.5	4.8	7.2	13.0	12.7
Prior years' reserve development(1)	9.0	1.3	4.0	0.0	0.0	3.6	(1.2)
Total losses and loss adjustment expenses	98.6	80.2	100.2	72.1	71.6	87.9	72.5
Expense Ratio	29.4	27.3	26.7	26.3	28.3	27.4	26.7
Combined ratio	128.0	107.5	126.9	98.4	99.9	115.3	99.2
Combined ratio before catastrophe losses	120.0	97.9	96.4	93.6	92.7	102.3	86.5
Combined ratio before catastrophe losses and prior years' reserve development*	111.0	96.6	92.4	93.6	92.7	98.7	87.7
Informational Data
Sales* (Annualized premium)(3)	$16.4	$18.5	$17.4	$14.8	$15.2	$67.1	$67.9
Risks in force (in thousands)(4)	538	540	545	547	553	538	553
(1) (Favorable) unfavorable.
(2) Net investment gains (losses) are not allocated by segment.
(3) Horace Mann products.
(4) Includes assumed risks in force of 4 for auto.

Horace Mann Educators Corporation I Fourth-Quarter 2022 Investor Supplement - Recast	Page 8

Property & Casualty Segment I Auto Products

	Three Months Ended					Year Ended
	Dec. 31,	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	2022	2021
Auto Underwriting Results
Net premiums written*	$98.0	$102.5	$99.0	$94.5	$94.4	$394.0	$394.5
Net premiums earned	98.8	97.7	97.1	97.1	98.7	390.7	403.3
Auto Underwriting Ratios (%)
Loss and loss adjustment expense ratio	114.5	83.1	93.2	76.0	79.9	91.8	69.4
Expense ratio	29.1	27.7	26.1	25.8	28.5	27.2	26.7
Combined ratio	143.6	110.8	119.3	101.8	108.4	119.0	96.1
Prior years' reserve development(1)	14.2	2.0	12.4	0.0	0.0	7.2	(1.2)
Catastrophe losses	0.5	2.7	3.9	0.5	0.6	1.8	1.6
Combined ratio before catastrophe losses and prior years' reserve development*	128.9	106.1	103.0	101.3	107.8	110.0	95.7
Auto Informational Data
Household Retention - LTM(2)	87.0%	86.9%	86.8%	86.5%	86.1%	87.0%	83.7%
Sales* (Annualized premium)(3)	$12.6	$14.1	$13.6	$11.5	$11.5	$51.8	$52.5
Risks in force (in thousands)(4)	367	368	371	372	376	367	376
(1) (Favorable) unfavorable.
(2) Retention is based on retained households. History has been restated to reflect this change.
(3) Horace Mann products.
(4) Includes assumed risks in force of 4.
Property & Casualty Segment I Property and Other Products

	Three Months Ended					Year Ended
	Dec. 31,	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	2022	2021
Property and Other Underwriting Results
Net premiums written*	$55.5	$63.9	$59.0	$45.1	$52.2	$223.5	$213.3
Net premiums earned	56.9	54.7	52.8	53.1	54.6	217.5	214.1
Property and Other Underwriting Ratios (%)
Loss and loss adjustment expense ratio	70.9	75.1	113.0	65.0	56.6	80.7	78.5
Expense ratio	30.1	26.8	28.0	27.3	28.1	28.1	26.9
Combined ratio	101.0	101.9	141.0	92.3	84.7	108.8	105.4
Prior years' reserve development(1)	0.0	0.0	(11.4)	0.0	0.0	(2.8)	(1.0)
Catastrophe losses	21.0	21.8	79.7	12.7	19.3	33.4	33.6
Combined ratio before catastrophe losses and prior years' development*	80.0	80.1	72.7	79.6	65.4	78.2	72.8
Property and Other Informational Data
Household Retention - LTM(2)	89.6%	89.5%	89.5%	89.3%	88.9%	89.6%	88.3%
Sales* (Annualized premium)(3)	$3.8	$4.4	$3.8	$3.3	$3.7	$15.3	$15.4
Risks in force (in thousands)	171	172	174	175	177	171	177
(1) (Favorable) unfavorable.
(2) Retention is based on retained households. History has been restated to reflect this change.
(3) Horace Mann products.

Horace Mann Educators Corporation I Fourth-Quarter 2022 Investor Supplement - Recast	Page 9

Life & Retirement Segment I Statements of Operations

($ in millions)	Three Months Ended					Year Ended
	Dec. 31,	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	2022	2021
Net premiums written and contract deposits*	$136.8	$138.0	$133.6	$136.4	$135.6	$544.8	$563.0
Revenues
Net premiums and contract charges earned	$35.1	$36.7	$36.4	$35.8	$25.7	$144.0	$143.4
Net investment income	84.3	81.4	88.4	84.2	91.2	338.3	338.6
Other income	3.6	4.1	4.4	4.9	5.1	17.0	20.0
Total revenues	123.0	122.2	129.2	124.9	122.0	499.3	502.0
Benefits and Expenses
Death benefits / mortality costs(1)	14.9	17.5	14.8	21.4	17.2	68.6	74.5
Interest credited	46.9	44.4	41.2	39.6	9.6	172.1	159.7
Change in reserves	15.5	10.6	13.8	13.0	31.6	52.9	35.4
Operating expenses	27.8	24.1	24.8	25.7	26.9	102.4	100.6
DAC amortization expense	5.9	6.0	5.4	5.7	5.7	23.0	22.1
Intangible asset amortization expense	0.3	0.2	0.3	0.3	0.3	1.1	1.3
Other expense - goodwill and intangible asset impairments	4.8	—	—	—	—	4.8	—
Total benefits and expenses	116.1	102.8	100.3	105.7	91.3	424.9	393.6
Income before income taxes	6.9	19.4	28.9	19.2	30.7	74.4	108.4
Income tax expense	0.1	1.7	5.2	3.6	5.2	10.6	19.3
Net income(2)	$6.8	$17.7	$23.7	$15.6	$25.5	$63.8	$89.1
Core earnings*	10.6	17.7	23.7	15.6	25.5	67.6	89.1
Adjusted core earnings*	$10.9	$17.9	$23.9	$15.8	$25.8	$68.5	$90.1
(1) Ordinary life insurance.
(2) Net investment gains (losses) are not allocated by segment.

Horace Mann Educators Corporation I Fourth-Quarter 2022 Investor Supplement - Recast	Page 10

Life & Retirement Segment I Life Insurance Products

($ in millions)	Three Months Ended						Year Ended
	Dec. 31,		Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2022		2022	2022	2022	2021	2022	2021
Net premiums written and contract deposits*	$31.8		$30.0	$29.4	$24.4	$31.4	$115.6	$114.2
Net investment income	19.1	21.5	18.6	21.5	20.5	22.5	79.7	82.7
Death benefits / mortality costs(1)	14.9		17.5	14.8	21.4	17.2	68.6	74.5
Earnings margin (before tax)
Return on net premiums - LTM	29.1%		39.4%	40.2%	39.0%	38.5%	29.1%	38.5%

Informational Data
Lapse ratio - LTM(1)	4.0%		4.0%	3.8%	3.8%	3.5%	4.0%	3.5%
Annualized sales*	$3.1		$2.2	$2.2	$1.8	$2.3	$9.3	$8.7
Insurance in force	$20,030		$19,815	$19,714	$19,595	$19,548	$20,030	$19,548
Policies in force (in thousands)	162		162	162	163	163	162	163
(1) Ordinary life insurance. Definition changed to death benefits paid plus the change in claims reserve in recast.
Life & Retirement Segment I Retirement Products

($ in millions)	Three Months Ended					Year Ended
	Dec. 31,	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	2022	2021
Net annuity contract deposits*	$105.0	$108.1	$104.2	$112.0	$104.2	$429.3	$448.8
Net investment income - managed portfolio	39.1	36.0	41.2	38.8	42.7	155.1	154.8
Interest credited	18.9	16.5	13.9	12.8	13.1	62.1	51.8
Net interest margin	20.2	19.5	27.3	26.0	29.6	93.0	103.0
Investment income - deposit asset on reinsurance	26.1	26.7	25.8	24.9	26.0	103.5	101.1
Interest credited - reinsured block	27.1	27.1	26.5	26.1	26.7	106.8	104.6
Net interest margin - reinsured block	$(1.0)	$(0.4)	$(0.7)	$(1.2)	$(0.7)	$(3.3)	$(3.5)
Fixed annuity interest spread - Annualized	198	193	303	286	344	246	290
Variable annuity fee margin - Annualized	146	155	142	136	148	135	146

Informational Data
Assets under administration (AUA)
Annuity assets under management(1)	$4,837.9	$4,694.6	$4,841.9	$5,134.5	$5,285.7	$4,837.9	$5,285.7
Brokerage and advisory assets under administration	2,112.6	2,058.3	2,176.3	2,486.0	2,597.9	2,112.6	2,597.9
Recordkeeping assets under administration	1,169.8	1,124.6	1,192.5	1,407.2	1,572.0	1,169.8	1,572.0
Total AUA	$8,120.3	$7,877.5	$8,210.7	$9,027.7	$9,455.6	$8,120.3	$9,455.6
Total Persistency - LTM	93.7%	94.0%	94.1%	94.3%	94.4%	93.7%	94.4%
Annuity contracts in force (in thousands)	228	227	228	229	230	228	230
Horace Mann Retirement Advantage® contracts in force (in thousands)	17	16	16	16	15	17	15
(1) Amount reported as of December 31, 2022 excludes $637.7 million of assets under management held under modified coinsurance reinsurance.

Horace Mann Educators Corporation I Fourth-Quarter 2022 Investor Supplement - Recast	Page 11

Life & Retirement Segment I Account Value Rollforward

($ in millions)	Three Months Ended
	Dec. 31,	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2022	2022	2022	2022	2021	2021
Fixed Account Annuities(1)
Beginning balance	$2,033.2	$2,023.3	$2,012.8	$2,007.4	$2,011.7	$2,004.6
Reinsurance transfer	7.9	(20.8)	(16.3)	(10.1)	(6.2)	(21.9)
Deposits	52.3	59.8	46.0	46.6	43.4	57.0
Withdrawals	(113.4)	(82.6)	(74.5)	(79.9)	(99.0)	(72.7)
Net transfers	5.9	7.9	15.8	11.0	10.5	8.1
Interest credited	47.1	44.6	41.4	39.9	40.8	40.7
Other	(4.1)	1.0	(1.9)	(2.1)	6.2	(4.1)
Ending balance	$2,028.9	$2,033.2	$2,023.3	$2,012.8	$2,007.4	$2,011.7
Fixed Indexed Account Annuities(2)
Beginning balance	$516.9	$518.2	$518.3	$522.6	$513.4	$512.1
Deposits	7.0	8.1	8.0	9.3	9.6	10.3
Withdrawals	(11.4)	(10.9)	(10.2)	(11.9)	(10.2)	(14.9)
Net transfers	(1.4)	(0.7)	(0.2)	(0.1)	(0.6)	(0.9)
Index credits	—	—	0.7	2.5	5.4	5.1
Other	(0.8)	2.2	1.6	(4.1)	5.0	1.7
Ending balance	$510.3	$516.9	$518.2	$518.3	$522.6	$513.4
Variable Account Annuities(3)
Beginning balance	$2,599.6	$2,811.2	$3,221.8	$3,441.0	$3,326.9	$3,256.7
Deposits	55.5	55.9	62.1	66.8	66.2	71.0
Withdrawals	(47.4)	(47.3)	(44.9)	(47.3)	(55.5)	(45.6)
Net transfers	(4.5)	(7.2)	(15.5)	(10.9)	(9.9)	(7.2)
Fees and charges	(10.6)	(10.8)	(11.2)	(11.7)	(13.2)	(12.4)
Market appreciation (depreciation)	199.7	(202.2)	(401.1)	(216.1)	126.5	64.4
Other	—	—	—	—	—	—
Ending balance	$2,792.3	$2,599.6	$2,811.2	$3,221.8	$3,441.0	$3,326.9
Held under modified coinsurance agreement	637.7	600.8	658.4	767.8	834.6	820.2
Ending balance net of reinsurance	$2,154.6	$1,998.8	$2,152.8	$2,454.0	$2,606.4	$2,506.7

Fixed and variable annuities in payout phase	$144.1	$145.7	$147.6	$149.4	$149.3	$149.9
(1) Represents account balances having a guarantee of principal and a guaranteed minimum rate of return.
(2) Represents account balances with a contingent return linked to the Standard & Poor's 500 Index and/or the Dow Jones Industrial Average.
(3) Represents account balances invested in various mutual funds at the direction of the contractholders who bear the investment risk.

Horace Mann Educators Corporation I Fourth-Quarter 2022 Investor Supplement - Recast	Page 12

Supplemental & Group Benefits I Statements of Operations

($ in millions)	Three Months Ended					Year Ended
	Dec. 31,	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	2022	2021
Revenues
Net premiums and contract charges earned	$68.2	$68.3	$69.1	$69.9	$31.6	$275.5	$128.0
Net investment income	7.9	8.7	9.6	7.1	6.2	33.3	25.2
Other income	(5.0)	(5.2)	(4.8)	1.6	0.7	(13.4)	2.6
Total revenues	71.1	71.8	73.9	78.6	38.5	295.4	155.8
Benefits and Expenses
Benefits, settlement expenses and change in reserves	17.9	17.1	24.8	32.6	7.5	92.4	33.2
Operating expenses (includes DAC amortization expense)	27.3	24.4	26.3	25.3	11.0	103.3	43.5
Intangible asset amortization expense	3.9	4.0	3.9	3.9	2.9	15.7	11.7
Total benefits and expenses	49.1	45.5	55.0	61.8	21.4	211.4	88.4
Income before income taxes	22.0	26.3	18.9	16.8	17.1	84.0	67.4
Income tax expense	5.0	5.6	3.8	3.7	3.6	18.1	14.5
Net income(1)	$17.0	$20.7	$15.1	$13.1	$13.5	$65.9	$52.9
Core earnings*	$17.0	$20.7	$15.1	$13.1	$13.5	$65.9	$52.9
Adjusted core earnings*	$20.1	$23.8	$18.2	$16.2	$15.8	$78.3	$62.2

Informational Data
Sales*	$4.5	$4.4	$3.5	$3.7	$2.3	$16.1	$6.5

Benefits ratio(2)	26.2%	25.1%	35.8%	46.7%	23.6%	33.5%	25.9%
Operating expense ratio(3)	38.4%	33.9%	35.6%	32.2%	28.5%	35.0%	27.9%
Pretax profit margin(3)	30.9%	36.7%	25.6%	21.3%	44.5%	28.5%	43.3%
(1) Net investment gains (losses) are not allocated by segment.
(2) Benefits ratio measured to net premiums earned.
(3) Operating expense ratio and pretax profit margin measured to total revenues.

Horace Mann Educators Corporation I Fourth-Quarter 2022 Investor Supplement - Recast	Page 13

Supplemental & Group Benefits I Worksite Direct Products

($ in millions)	Three Months Ended					Year Ended
	Dec. 31,	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	2022	2021
Net premiums written and contract deposits*	$29.5	$30.3	$30.8	$30.4	$31.2	$121.0	$125.3

Informational Data
Sales*	$3.4	$2.2	$2.2	$1.4	$2.3	$9.2	$6.5

Benefits ratio(1)	16.9%	25.4%	27.2%	22.2%	22.2%	23.0%	25.4%
Operating expense ratio(2)	31.9%	26.3%	26.7%	28.5%	27.6%	28.3%	27.0%
Pretax profit margin(2)	46.6%	46.0%	45.3%	46.2%	46.4%	46.0%	44.4%

Premium persistency (rolling 12 months)	90.4%	91.3%	92.0%	92.1%	92.5%	90.4%	92.5%
Policies in force (in thousands)	268	272	274	275	278	268	278
(1) Benefits ratio measured to net premiums earned.
(2) Operating expense ratio and pretax profit margin measured to total revenues.
Supplemental & Group Benefits I Employer-Sponsored Products

($ in millions)	Three Months Ended					Year Ended
	Dec. 31,	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	2022	2021
Net premiums written and contract deposits*	$38.4	$38.0	$37.5	$39.8	N.M.	$153.7	N.M.

Informational Data
Sales*	$1.1	$2.2	$1.3	$2.3	N.M.	$6.9	N.M.

Benefits ratio(1)	33.3%	24.8%	42.6%	65.9%	N.M.	41.8%	N.M.
Operating expense ratio(2)	45.0%	42.3%	45.8%	35.7%	N.M.	41.9%	N.M.
Pretax profit margin(2)	14.8%	26.5%	2.9%	(1.9)%	N.M.	10.0%	N.M.

Covered lives (in thousands)	735	731	714	717	N.M.	735	N.M.
N.M. - Not meaningful.
(1) Benefits ratio measured to net premiums earned.
(2) Operating expense ratio and pretax profit margin measured to total revenues.

Horace Mann Educators Corporation I Fourth-Quarter 2022 Investor Supplement - Recast	Page 14

Corporate & Other Segment I Statements of Operations

($ in millions, amounts are net of consolidating eliminations)	Three Months Ended					Year Ended
	Dec. 31,	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	2022	2021
Revenues
Net investment income	$(0.5)	$(0.5)	$(0.5)	$(0.6)	$(0.6)	$(2.1)	$(2.4)
Other income	0.5	0.8	—	1.2	0.6	2.5	1.9
Total revenues	—	0.3	(0.5)	0.6	—	0.4	(0.5)

Expenses
Interest expense	5.9	5.3	4.3	3.9	3.5	19.4	13.8
Other operating expenses	1.9	1.7	2.0	2.6	4.2	8.2	10.6
Total expenses	7.8	7.0	6.3	6.5	7.7	27.6	24.4

Loss before income taxes	(7.8)	(6.7)	(6.8)	(5.9)	(7.7)	(27.2)	(24.9)
Income tax benefit	(2.4)	(1.3)	(1.4)	(1.1)	(1.4)	(6.2)	(4.9)
Core loss* after tax	$(5.4)	$(5.4)	$(5.4)	$(4.8)	$(6.3)	$(21.0)	$(20.0)
Net investment losses, pretax(1)	(12.7)	(12.8)	(15.5)	(15.5)	(0.4)	(56.5)	(11.0)
Tax on net investment losses (1)	(2.7)	(2.7)	(3.3)	(3.3)	(0.1)	(12.0)	(2.4)
Net investment losses, after tax(1)	(10.0)	(10.1)	(12.2)	(12.2)	(0.3)	(44.5)	(8.6)
Net loss	$(15.4)	$(15.5)	$(17.6)	$(17.0)	$(6.6)	$(65.5)	$(28.6)

Net Investment Losses
Gross realized gains	$0.7	$1.1	$1.3	$5.8	$8.8	$8.9	$25.5
Gross realized losses, excluding impairment charges	(14.0)	(2.8)	(2.3)	(2.4)	(5.8)	(21.5)	(23.8)
Change in fair value of equity securities	0.9	(4.4)	(12.6)	(17.1)	(2.8)	(33.2)	(2.3)
Credit loss and intent-to-sell impairments	(0.3)	(6.7)	(1.9)	(1.8)	(0.6)	(10.7)	(10.4)
Total net investment losses	$(12.7)	$(12.8)	$(15.5)	$(15.5)	$(0.4)	$(56.5)	$(11.0)
(1) Corporate level transactions, such as net investment gains (losses), are not allocated to the operating segments consistent with how management evaluates the results of those segments.

Horace Mann Educators Corporation I Fourth-Quarter 2022 Investor Supplement - Recast	Page 15

Investment Earnings Before Taxes Consolidated

($ in millions)	Three Months Ended					Year Ended
	Dec. 31,	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	2022	2021
Net Investment Income
Fixed maturity securities(1)
Taxable	$60.7	$61.4	$59.3	$55.6	$55.5	$237.0	$223.5
Tax-exempt	2.0	2.5	2.7	3.0	2.9	10.2	12.1
Total fixed maturity securities	62.7	63.9	62.0	58.6	58.4	247.2	235.6
Equity securities	1.9	1.8	4.0	1.3	1.5	9.0	5.3
Policy loans	2.1	2.0	2.0	2.0	2.3	8.1	9.3
Commercial mortgage loan funds	1.4	2.1	1.4	5.9	4.0	10.8	11.6
Limited partnership interests	7.8	2.9	11.9	7.1	23.9	29.7	67.4
Short-term investments and other	0.9	0.9	0.6	0.7	0.8	3.1	2.3
Investment income	76.8	73.6	81.9	75.6	90.9	307.9	331.5
Investment expense	2.7	2.7	2.5	2.6	2.8	10.5	10.1
Total net investment income - investment portfolio	74.1	70.9	79.4	73.0	88.1	297.4	321.4
Investment income - Deposit asset on reinsurance	26.1	26.7	25.8	24.9	26.0	103.5	101.1
Total gross investment income	$100.2	$97.6	$105.2	$97.9	$114.1	$400.9	$422.5

Investment yield, pretax - annualized(2)	4.25%	4.19%	4.86%	4.58%	5.61%	4.47%	5.12%
Investment yield, after tax - annualized(2)	3.38%	3.34%	3.86%	3.64%	4.46%	3.56%	4.08%
Investment yield, excluding limited partnership interests, pretax - annualized(2)	4.01%	4.26%	4.28%	4.29%	4.32%	4.25%	4.27%
Investment yield, excluding limited partnership interests, after tax - annualized(2)	3.19%	3.40%	3.40%	3.42%	3.44%	3.38%	3.40%

Portfolio Net Investment Income by Segment
Property & Casualty	$8.5	$8.0	$7.7	$7.2	$17.3	$31.4	$61.1
Life & Retirement	58.2	54.6	62.7	59.3	65.2	234.8	237.5
Supplemental & Group Benefits	7.9	8.7	9.6	7.1	6.2	33.3	25.2
Corporate & Other, including intersegment eliminations	(0.5)	(0.4)	(0.6)	(0.6)	(0.6)	(2.1)	(2.4)
Total net investment income	$74.1	$70.9	$79.4	$73.0	$88.1	$297.4	$321.4

Earnings on Limited Partnership Interests by Segment
Property & Casualty	$2.4	$1.9	$(0.3)	$0.7	$11.2	$4.7	$34.9
Life & Retirement	4.9	0.3	9.9	5.2	11.1	20.3	28.1
Supplemental & Group Benefits	0.5	0.7	2.3	1.2	1.6	4.7	4.4
Total limited partnership interests	$7.8	$2.9	$11.9	$7.1	$23.9	$29.7	$67.4
(1) Includes income on short-term bonds.
(2) Yields calculated by annualizing the result of year-to-date net investment income divided by the average period-end and beginning of year invested assets at cost, amortized cost, or adjusted carrying value, as applicable.

Horace Mann Educators Corporation I Fourth-Quarter 2022 Investor Supplement - Recast	Page 16

Composition of Invested Assets Consolidated

($ in millions)	December 31,		September 30,		June 30,		March 31,		December 31,		September 30,
	2022		2022		2022		2022		2021		2021
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturity securities, at fair value(1)	$5,185.0	78.7%	$5,272.1	79.4%	$5,688.0	82.0%	$5,987.4	82.5%	$6,239.3	83.7%	$6,512.0	86.5%
Equity securities, at fair value	99.6	1.5%	113.8	1.7%	117.3	1.7%	126.8	1.8%	147.2	2.0%	152.3	2.0%
Policy loans, at outstanding balance	139.3	2.1%	139.8	2.1%	140.8	2.0%	141.0	2.0%	142.1	1.9%	143.9	1.9%
Commercial mortgage loan funds	593.6	9.0%	601.5	9.1%	446.4	6.5%	429.2	5.9%	346.8	4.7%	265.9	3.5%
Limited partnership interests	390.1	5.9%	396.0	6.0%	382.0	5.5%	372.7	5.1%	366.0	4.9%	349.5	4.7%
Short-term investments and other	180.0	2.8%	114.8	1.7%	161.9	2.3%	196.0	2.7%	208.1	2.8%	107.7	1.4%
Total investments	$6,587.6	100.0%	$6,638.0	100.0%	$6,936.4	100.0%	$7,253.1	100.0%	$7,449.5	100.0%	$7,531.3	100.0%

Asset-backed securities	$276.9	5.3%	$290.4	5.5%	$293.6	5.2%	$289.7	4.8%	$274.1	4.4%	$302.7	4.6%
Collateralized loan obligations	677.9	13.1%	679.7	12.9%	680.5	12.0%	679.4	11.3%	669.1	10.7%	687.8	10.6%
Commercial mortgage-backed securities	298.1	5.7%	290.9	5.5%	302.5	5.3%	297.5	5.0%	310.3	5.0%	318.5	4.9%
Corporate	1,935.3	37.3%	1,963.2	37.2%	2,192.0	38.5%	2,338.5	39.1%	2,432.3	39.0%	2,495.6	38.3%
Municipal	1,269.7	24.5%	1,307.9	24.8%	1,426.2	25.1%	1,579.5	26.4%	1,703.4	27.3%	1,775.5	27.3%
Residential mortgage-backed securities	381.9	7.4%	394.6	7.5%	421.9	7.4%	436.9	7.3%	484.2	7.7%	523.0	8.0%
U.S. Treasuries and government agencies	345.2	6.7%	345.4	6.6%	371.3	6.5%	365.9	6.1%	365.9	5.9%	408.9	6.3%
Total fixed maturity securities	$5,185.0	100.0%	$5,272.1	100.0%	$5,688.0	100.0%	$5,987.4	100.0%	$6,239.3	100.0%	$6,512.0	100.0%

U.S. government/government agencies	$949.2	18.3%	$954.5	18.1%	$1,012.3	17.8%	$1,013.3	16.9%	$1,064.8	17.1%	$1,139.0	17.5%
AAA	556.8	10.7%	564.5	10.7%	571.3	10.0%	590.4	9.9%	624.4	10.0%	634.0	9.7%
AA	1,099.0	21.2%	1,088.2	20.6%	1,179.4	20.7%	1,258.7	21.0%	1,260.4	20.2%	1,341.1	20.6%
A	916.4	17.7%	939.9	17.8%	1,020.8	17.9%	1,112.2	18.6%	1,192.8	19.1%	1,203.4	18.5%
BBB	1,249.4	24.1%	1,247.1	23.7%	1,356.6	23.9%	1,419.3	23.7%	1,468.4	23.5%	1,547.5	23.8%
Not rated(2)	163.3	3.1%	180.0	3.4%	191.3	3.4%	213.9	3.6%	241.7	3.9%	262.8	4.0%
Total investment grade	$4,934.1	95.1%	$4,974.2	94.3%	$5,331.7	93.7%	$5,607.8	93.7%	$5,852.5	93.8%	$6,127.8	94.1%
BB and below	142.6	2.8%	186.9	3.5%	243.7	4.3%	274.2	4.5%	281.5	4.5%	280.4	4.3%
Not rated(2)	108.3	2.1%	111.0	2.1%	112.6	2.0%	105.4	1.8%	105.3	1.7%	103.8	1.6%
Total below investment grade	$250.9	4.9%	$297.9	5.7%	$356.3	6.3%	$379.6	6.3%	$386.8	6.2%	$384.2	5.9%
Total fixed maturity securities	$5,185.0	100.0%	$5,272.1	100.0%	$5,688.0	100.0%	$5,987.4	100.0%	$6,239.3	100.0%	$6,512.0	100.0%

Investments by Segment
Property & Casualty	$777.3	11.8%	$754.9	11.4%	$792.1	11.4%	$846.0	11.7%	$975.9	13.1%	$985.3	13.1%
Life & Retirement	5,003.7	76.0%	5,064.9	76.3%	5,302.1	76.4%	5,542.8	76.4%	5,790.2	77.7%	5,863.9	77.8%
Supplemental & Group Benefits	804.6	12.2%	813.3	12.2%	830.1	12.0%	863.2	11.9%	681.4	9.2%	680.7	9.1%
Corporate & Other(3)	2.0	—%	4.9	0.1%	12.1	0.2%	1.1	—%	2.0	—%	1.4	—%
Total investments	$6,587.6	100.0%	$6,638.0	100.0%	$6,936.4	100.0%	$7,253.1	100.0%	$7,449.5	100.0%	$7,531.3	100.0%
(1) Amortized cost, net of $5,756.9, $5,904.1, $6,046.5, $5,970.7, $5,797.7, and $6,045.6, at December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021, and September 30, 2021, respectively.
(2) Securities denoted as not-rated by an NRSRO were classified as investment or non-investment grade according to the securities' respective NAIC designation.
(3) Corporate & Other segment assets are comprised primarily of short-term investments.

Horace Mann Educators Corporation I Fourth-Quarter 2022 Investor Supplement - Recast	Page 17

Appendix: Reconciliations of GAAP Measures to Non-GAAP Measures

The following measures are used by the Company's management to evaluate financial performance against historical results and establish targets on a consolidated basis. A number of these measures are components of net income or the balance sheet but, in some cases, are not based on accounting principles generally accepted in the United States of America (non-GAAP) under applicable SEC rules because they are not displayed as separate line items in the Consolidated Statements of Operations or the Consolidated Balance Sheets or are not required to be disclosed in the Notes to the Consolidated Financial Statements or, in some cases, there is inclusion or exclusion of certain items not ordinarily included or excluded in accordance with accounting principles generally accepted in the United States of America (GAAP). Reconciliations of these measures to the most comparable GAAP measures also follow.
In the opinion of the Company's management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company's periodic results of operations and how management evaluates the Company's financial performance. Internally, the Company's management uses these measures to evaluate performance against historical results, to establish financial targets on a consolidated basis and for other reasons, which are discussed below.
Some of these measures exclude net investment gains (losses), net unrealized investment gains (losses) on fixed maturity securities and net reserve remeasurements attributable to discount rates which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.
An explanation of these measures is contained in the Glossary of Selected Terms included as an exhibit in the Company's reports filed with the SEC.
Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company's management.

Horace Mann Educators Corporation I Fourth-Quarter 2022 Investor Supplement - Recast	Page 18

Reconciliations of GAAP Measures to Non-GAAP Measures

($ in millions after tax)	Three Months Ended					Year Ended
	Dec. 31,	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	2022	2021
Reconciliation of Net Income (Loss) to Core Earnings (Loss) and Adjusted Core Earnings (Loss)

Net income (loss)	$(16.7)	$20.4	$(4.2)	$20.3	$46.9	$19.8	$170.4
Less: Net investment losses	(10.0)	(10.1)	(12.2)	(12.2)	(0.3)	(44.5)	(8.6)
Other expense - goodwill and intangible asset impairments	(3.8)	—	—	—	—	(3.8)	—
Core earnings (loss)*	$(2.9)	$30.5	$8.0	$32.5	$47.2	$68.1	$179.0
Less: Intangible asset amortization	3.4	3.3	3.3	3.3	2.6	13.3	10.3
Adjusted core earnings (loss)*	$0.5	$33.8	$11.3	$35.8	$49.8	$81.4	$189.3

Pretax net income (loss)	$(25.9)	$23.4	$(6.0)	$25.0	$57.8	$16.5	$210.1
Less: Pretax net investment losses	(12.7)	(12.8)	(15.5)	(15.5)	(0.4)	(56.5)	(11.0)
Other expense - goodwill and intangible asset impairments, pretax	(4.8)	—	—	—	—	(4.8)	—
Pretax core earnings (loss)*	$(8.4)	$36.2	$9.5	$40.5	$58.2	$77.8	$221.1
Less: Pretax Intangible asset amortization	4.2	4.2	4.2	4.2	3.2	16.8	13.0
Adjusted pretax core earnings (loss)*	$(4.2)	$40.4	$13.7	$44.7	$61.4	$94.6	$234.1

Reconciliation of Net Income (Loss) per Share to Core Earnings (Loss) per Share and Adjusted Core Earnings (Loss) per Share on a Basic and Diluted Basis

Net income (loss) per share (basic)	$(0.40)	$0.49	$(0.10)	$0.48	$1.12	$0.48	$4.06
Less: Net investment losses	(0.25)	(0.25)	(0.29)	(0.29)	(0.01)	(1.06)	(0.21)
Other expense - goodwill and intangible asset impairments	(0.09)	—	—	—	—	(0.09)	—
Core earnings (loss) per share (basic)*	$(0.06)	$0.74	$0.19	$0.77	$1.13	$1.63	$4.27
Less: Intangible asset amortization	0.08	0.08	0.08	0.08	0.06	0.32	0.24
Adjusted core earnings per share (basic)*	$0.02	$0.82	$0.27	$0.85	$1.19	$1.95	$4.51

Net income (loss) per share (diluted)	N/A	$0.49	$(0.10)	$0.48	$1.11	$0.47	$4.04
Less: Net investment losses	N/A	(0.24)	(0.29)	(0.29)	(0.01)	(1.06)	(0.20)
Other expense - goodwill and intangible asset impairments	N/A	—	—	—	—	(0.09)	—
Core earnings (loss) per share (diluted)*	N/A	$0.73	$0.19	$0.77	$1.12	$1.62	$4.24
Less: Intangible asset amortization	N/A	0.09	0.07	0.08	0.06	0.32	0.24
Adjusted core earnings (loss) per share (diluted)*	N/A	$0.82	$0.26	$0.85	$1.18	$1.94	$4.48

Horace Mann Educators Corporation I Fourth-Quarter 2022 Investor Supplement - Recast	Page 19

Reconciliations of GAAP Measures to Non-GAAP Measures

($ in millions after tax)	Three Months Ended					Year Ended
	Dec. 31,	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	2022	2021
Reconciliation of Life & Retirement Net Income to Core Earnings and Adjusted Core Earnings

Net income	$6.8	$17.7	$23.7	$15.6	$25.5	$63.8	$89.1
Less: Net investment gains (losses)	—	—	—	—	—	—	—
Other expense - goodwill and intangible asset impairments	(3.8)	—	—	—	—	(3.8)	—
Core earnings*	$10.6	$17.7	$23.7	$15.6	$25.5	$67.6	$89.1
Less: Intangible asset amortization	0.3	0.2	0.2	0.2	0.3	0.9	1.0
Adjusted core earnings*	$10.9	$17.9	$23.9	$15.8	$25.8	$68.5	$90.1

Reconciliation of Supplemental & Group Benefits Net Income to Core Earnings and Adjusted Core Earnings

Net income	$17.0	$20.7	$15.1	$13.1	$13.5	$65.9	$52.9
Less: Net investment gains (losses)	—	—	—	—	—	—	—
Other expense - goodwill and intangible asset impairments	—	—	—	—	—	—	—
Core earnings*	$17.0	$20.7	$15.1	$13.1	$13.5	$65.9	$52.9
Less: Intangible asset amortization	3.1	3.1	3.1	3.1	2.3	12.4	9.3
Adjusted core earnings*	$20.1	$23.8	$18.2	$16.2	$15.8	$78.3	$62.2

Horace Mann Educators Corporation I Fourth-Quarter 2022 Investor Supplement - Recast	Page 20

Reconciliations of GAAP Measures to Non-GAAP Measures

($ in millions)	Three Months Ended					Year Ended
	Dec. 31,	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	2022	2021
Reconciliation of Return on Equity
Average Shareholders' Equity
Shareholders' equity	$1,098.3	$1,092.3	$1,197.2	$1,351.5	$1,499.0	$1,098.3	$1,499.0
Net unrealized investment gains (losses) on fixed maturity securities	(449.6)	(496.8)	(281.8)	13.0	347.1	(449.6)	347.1
Net reserve remeasurements attributable to discount rates	59.0	73.8	(36.9)	(205.4)	(386.9)	59.0	(386.9)
Five quarter average shareholders' equity	1,247.7	1,324.3	1,403.3	1,447.3	1,471.3	1,247.7	1,471.3
Two quarter average shareholders' equity	1,095.3	1,144.8	1,274.4	1,425.3	1,490.3	1,298.7	1,428.5
Five quarter average shareholders' equity excluding net unrealized investment gains (losses) on fixed maturity securities and net reserve remeasurements attributable to discount rates	1,520.6	1,523.8	1,520.0	1,507.5	1,498.4	1,520.6	1,498.4
Two quarter average shareholders' equity excluding net unrealized investment gains (losses) on fixed maturity securities and net reserve remeasurements attributable to discount rates	1,502.1	1,515.6	1,529.9	1,541.4	1,522.0	1,513.9	1,478.5

Net Income Return on Equity - LTM
Numerator: LTM net income	$19.8	$83.4	$83.2	$141.6	$170.4	$19.8	$170.4
Denominator: Five quarter average shareholders' equity	1,247.7	1,324.3	1,403.3	1,447.3	1,471.3	1,247.7	1,471.3
Net income ROE - LTM	1.6%	6.3%	5.9%	9.8%	11.6%	1.6%	11.6%
Net Income Return on Equity - Annualized
Numerator: Annualized net income	$(66.8)	$81.6	$(16.8)	$81.2	$187.6	$19.8	$170.4
Denominator: Two quarter average shareholders' equity	1,095.3	1,144.8	1,274.4	1,425.3	1,490.3	1,298.7	1,428.5
Net income ROE - Annualized	(6.1)%	7.1%	(1.3)%	5.7%	12.6%	1.5%	11.9%

Core Return on Equity - LTM
Numerator: LTM core earnings	$68.1	$118.2	$113.1	$155.4	$179.0	$68.1	$179.0
Denominator: Five quarter average shareholders' equity excluding net unrealized investment gains (losses) on fixed maturity securities and net reserve remeasurements attributable to discount rates	1,520.6	1,523.8	1,520.0	1,507.5	1,498.4	1,520.6	1,498.4
Core ROE - LTM	4.5%	7.8%	7.4%	10.3%	11.9%	4.5%	11.9%
Core Return on Equity - Annualized
Numerator: Annualized core earnings	$(11.6)	$122.0	$32.0	$130.0	$188.8	$68.1	$179.0
Denominator: Two quarter average shareholders' equity excluding net unrealized investment gains (losses) on fixed maturity securities and net reserve remeasurements attributable to discount rates	1,502.1	1,515.6	1,529.9	1,541.4	1,522.0	1,513.9	1,478.5
Core ROE - Annualized	(0.8)%	8.0%	2.1%	8.4%	12.4%	4.5%	12.1%

Adjusted Core Return on Equity - LTM
Numerator: LTM adjusted core earnings	$81.4	$130.7	$124.9	$166.4	$189.3	$81.4	$189.3
Denominator: Five quarter average shareholders' equity excluding net unrealized investment gains (losses) on fixed maturity securities and net reserve remeasurements attributable to discount rates	1,520.6	1,523.8	1,520.0	1,507.5	1,498.4	1,520.6	1,498.4
Adjusted core ROE - LTM	5.4%	8.6%	8.2%	11.0%	12.6%	5.4%	12.6%
Adjusted Core Return on Equity - Annualized
Numerator: Annualized adjusted core earnings	$2.0	$135.2	$45.2	$143.2	$199.2	$81.4	$189.3
Denominator: Two quarter average shareholders' equity excluding net unrealized investment gains (losses) on fixed maturity securities and net reserve remeasurements attributable to discount rates	1,502.1	1,515.6	1,529.9	1,541.4	1,522.0	1,513.9	1,478.5
Adjusted core ROE - Annualized	0.1%	8.9%	3.0%	9.3%	13.1%	5.4%	12.8%

Horace Mann Educators Corporation I Fourth-Quarter 2022 Investor Supplement - Recast	Page 21

Reconciliations of GAAP Measures to Non-GAAP Measures

($ in millions)	Twelve Months Ended
	Dec. 31,	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,
	2022	2022	2022	2022	2021
Reconciliation of Book Value per Common Share to Adjusted Book Value per Common Share and Tangible Book Value per Common Share

Shareholders' equity	$1,098.3	$1,092.3	$1,197.2	$1,351.5	$1,499.0
Less: Net unrealized investment gains (losses) on fixed maturity securities	(449.6)	(496.8)	(281.8)	13.0	347.1
Less: Net reserve remeasurements attributable to discount rates	59.0	73.8	(36.9)	(205.4)	(386.9)
Adjusted common shareholders' equity	1,488.9	1,515.3	1,515.9	1,543.9	1,538.8
Less: Goodwill	54.3	56.3	56.3	56.3	43.5
Other intangible assets	185.2	192.2	196.4	200.6	145.4
Impact of deferred taxes	(1.6)	(0.6)	(0.8)	(0.9)	(0.4)
Tangible shareholders' equity	$1,251.0	$1,267.4	$1,264.0	$1,287.9	$1,350.3
Common shares outstanding	40.9	40.9	41.2	41.4	41.4
Book value per share	$26.85	$26.71	$29.06	$32.66	$36.21
Adjusted book value per share*	36.40	37.05	36.80	37.31	37.17
Tangible book value per share*	30.58	30.99	30.69	31.12	32.62

Reconciliation of Debt to Total Capitalization Ratio to Debt to Total Capitalization Ratio, Excluding Net Unrealized Investment Gains (Losses) on Fixed Maturity Securities and Net Reserve Remeasurements Attributable to Discount Rates

Debt to total capitalization
Numerator: Total debt	$498.0	$497.9	$497.8	$502.7	$502.6
Denominator:
Total debt	498.0	497.9	497.8	502.7	502.6
Common shareholders' equity	1,098.3	1,092.3	1,197.2	1,351.5	1,499.0
Total capital	1,596.3	1,590.2	1,695.0	1,854.2	2,001.6
Debt to total capitalization	31.2%	31.3%	29.4%	27.1%	25.1%

Debt to total capitalization excluding net unrealized investment gains (losses) on fixed maturity securities and net reserve remeasurements attributable to discount rates
Numerator: Total debt	$498.0	$497.9	$497.8	$502.7	$502.6
Denominator:
Total debt	498.0	497.9	497.8	502.7	502.6
Common shareholders' equity	1,098.3	1,092.3	1,197.2	1,351.5	1,499.0
Less: Net unrealized investment gains (losses) on fixed maturity securities	(449.6)	(496.8)	(281.8)	13.0	347.1
Net reserve remeasurements attributable to discount rates	59.0	73.8	(36.9)	(205.4)	(386.9)
Total capital excluding net unrealized investment gains (losses) on fixed maturity securities and net reserve remeasurements attributable to discount rates	1,986.9	2,013.2	2,013.7	2,046.6	2,041.4
Debt to total capitalization excluding net unrealized investment gains (losses) on fixed maturity securities and net reserve remeasurements attributable to discount rates*	25.1%	24.7%	24.7%	24.6%	24.6%

Horace Mann Educators Corporation I Fourth-Quarter 2022 Investor Supplement - Recast	Page 22

Reconciliations of GAAP Measures to Non-GAAP Measures

($ in millions after tax)	Three Months Ended					Year Ended
	Dec. 31,	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	2022	2021
Reconciliation of Investment Yield, Excluding Limited Partnership Interests

Numerator:
Total net investment income, pretax	$100.2	$97.6	$105.2	$97.9	$114.1	$400.9	$422.5
Less: Investment income on deposit asset on reinsurance	26.1	26.7	25.8	24.9	26.0	103.5	101.1
Investment income on limited partnership interests(1)	7.8	2.9	11.9	7.1	23.9	29.7	67.4
FHLB interest credited	2.0	3.6	1.6	0.8	0.8	8.0	2.9
Adjusted net investment income, pretax	64.3	64.4	65.9	65.1	63.4	259.7	251.1

Denominator:
Adjusted investment portfolio, beginning of period(2)	$6,031.5	$6,046.4	$6,081.2	$5,859.4	$5,882.9	$5,859.4	$5,815.6
Adjusted investment portfolio, end of period(2)	5,976.9	6,031.5	6,046.4	6,081.2	5,859.4	5,976.9	5,859.4
Average adjusted investment portfolio for the period	6,004.2	6,039.0	6,063.8	5,970.3	5,871.2	5,918.2	5,837.5

Investment yield, excluding limited partnership interests, pretax - annualized(3)	4.01%	4.26%	4.35%	4.36%	4.32%	4.25%	4.27%

Investment yield, excluding limited partnership interests, after tax - annualized(3)(4)	3.19%	3.40%	3.46%	3.47%	3.44%	3.38%	3.40%
(1) Excludes investment income on commercial mortgage loan funds.
(2) Represents the carrying amount of the total investment portfolio as presented in the Consolidated Balance Sheets adjusted to exclude the carrying amount of FHLB funding agreements, the carrying amount of limited partnership interests (excluding the carrying amount of commercial mortgage loan funds) and gross unrealized investment gains (losses) on fixed maturity securities.
(3) For each of the three month periods presented, investment yields are calculated by annualizing the result of year-to-date net investment income divided by the average quarter-end and beginning of quarter carrying amount of invested assets. For the periods ended December 31, 2022 and 2021 presented, investment yields are calculated by (i) summing the investment yields for each respective three month period applicable to the period and (ii) dividing that sum per the calculation in (i) by four.
(4) Investment yield, excluding limited partnership interests, after tax - annualized is calculated using the effective tax rate in effect for each applicable period.

Horace Mann Educators Corporation I Fourth-Quarter 2022 Investor Supplement - Recast	Page 23

Reconciliations of GAAP Measures to Non-GAAP Measures

	Three Months Ended					Year Ended
	Dec. 31,	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	2022	2021
Operating Ratios - Property & Casualty

Property & Casualty
Claims and claims expense ("loss") ratio	98.6	80.2	100.2	72.1	71.6	87.9	72.5
Expense ratio	29.4	27.3	26.7	26.3	28.3	27.4	26.7
Combined ratio	128.0	107.5	126.9	98.4	99.9	115.3	99.2

Loss ratio	98.6	80.2	100.2	72.1	71.6	87.9	72.5
Less: Effect of catastrophe losses	8.0	9.6	30.5	4.8	7.2	13.0	12.7
Effect of prior years' reserve development(1)	9.0	1.3	4.0	—	—	3.6	(1.2)
Underlying loss ratio*	81.6	69.3	65.7	67.3	64.4	71.3	61.0

Reconciliation of combined ratio to underlying combined ratio
Combined ratio	128.0	107.5	126.9	98.4	99.9	115.3	99.2
Effect of catastrophe losses	8.0	9.6	30.5	4.8	7.2	13.0	12.7
Effect of prior years' reserve development(1)	9.0	1.3	4.0	—	—	3.6	(1.2)
Underlying combined ratio*	111.0	96.6	92.4	93.6	92.7	98.7	87.7

Auto
Claims and claims expense ("loss") ratio	114.5	83.1	93.2	76.0	79.9	91.8	69.4
Expense ratio	29.1	27.7	26.1	25.8	28.5	27.2	26.7
Combined ratio	143.6	110.8	119.3	101.8	108.4	119.0	96.1

Loss ratio	114.5	83.1	93.2	76.0	79.9	91.8	69.4
Less: Effect of catastrophe losses	0.5	2.7	3.9	0.5	0.6	1.8	1.6
Effect of prior years' reserve development(1)	14.2	2.0	12.4	—	—	7.2	(1.2)
Underlying loss ratio*	99.8	78.4	76.9	75.5	79.3	82.8	69.0

Reconciliation of combined ratio to underlying combined ratio
Combined ratio	143.6	110.8	119.3	101.8	108.4	119.0	96.1
Effect of catastrophe losses	0.5	2.7	3.9	0.5	0.6	1.8	1.6
Effect of prior years' reserve development(1)	14.2	2.0	12.4	—	—	7.2	(1.2)
Underlying combined ratio*	128.9	106.1	103.0	101.3	107.8	110.0	95.7
(1) (Favorable) unfavorable.

Horace Mann Educators Corporation I Fourth-Quarter 2022 Investor Supplement - Recast	Page 24

Reconciliations of GAAP Measures to Non-GAAP Measures

	Three Months Ended					Year Ended
	Dec. 31,	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	2022	2021
Operating Ratios - Property & Casualty (Cont.)

Property
Claims and claims expense ("loss") ratio	70.9	75.1	113.0	65.0	56.6	80.7	78.5
Expense ratio	30.1	26.8	28.0	27.3	28.1	28.1	26.9
Combined ratio	101.0	101.9	141.0	92.3	84.7	108.8	105.4

Loss ratio	70.9	75.1	113.0	65.0	56.6	80.7	78.5
Less: Effect of catastrophe losses	21.0	21.8	79.7	12.7	19.3	33.4	33.6
Effect of prior years' reserve development(1)	—	—	(11.4)	—	—	(2.8)	(1.0)
Underlying loss ratio*	49.9	53.3	44.7	52.3	37.3	50.1	45.9

Reconciliation of combined ratio to underlying combined ratio
Combined ratio	101.0	101.9	141.0	92.3	84.7	108.8	105.4
Effect of catastrophe losses	21.0	21.8	79.7	12.7	19.3	33.4	33.6
Effect of prior years' reserve development(1)	—	—	(11.4)	—	—	(2.8)	(1.0)
Underlying combined ratio*	80.0	80.1	72.7	79.6	65.4	78.2	72.8
(1) (Favorable) unfavorable.

Horace Mann Educators Corporation I Fourth-Quarter 2022 Investor Supplement - Recast	Page 25

Ratings and Contact Information

Address:	March 31, 2023	Insurance Financial Strength Ratings (Outlook)		Debt Ratings (Outlook)		Affirmed/Reviewed
1 Horace Mann Plaza	A.M. Best
Springfield, IL 62715	HMEC (parent company)	N.A.		bbb	(stable)	7/28/2022
	HMEC's Life & Retirement subsidiaries	A	(stable)	N.A.		7/28/2022
Corporate Website:	HMEC's Property & Casualty subsidiaries	A	(stable)	N.A.		7/28/2022
www.horacemann.com	HMEC's Supplemental & Group Benefits subsidiaries
	Madison National Life Insurance Company	A-	(stable)	N.A.		7/28/2022
Contact:	National Teachers Associates Life Insurance Company	A	(stable)	N.A.		7/28/2022
Heather J. Wietzel	Fitch	A	(stable)	BBB	(stable)	10/18/2022
Vice President	Moody's
Investor Relations	HMEC (parent company)			Baa2	(stable)	8/3/2022
Phone: 217-788-5144	HMEC's Life Group	A2	(stable)			7/27/2022
Heather.Wietzel@horacemann.com	HMEC's P&C Group	A2	(stable)			8/3/2022
	S&P	A	(stable)	BBB	(stable)	2/14/2022

Transfer Agent
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219
Phone: 800-937-5449
E-mail: help@astfinancial.com
Corporate Website: https://us.astfinancial.com/ShareHolder/GeneralAccountInformation

COMMON STOCK
Common stock of Horace Mann Educators Corporation is traded on the New York Stock Exchange under the symbol "HMN".

This report is for information purposes only. It should be read in conjunction with documents filed by Horace Mann Educators Corporation with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

Horace Mann Educators Corporation I Fourth-Quarter 2022 Investor Supplement - Recast	Page 26